FORM 8-A

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


            FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                 PURSUANT TO SECTION 12(b) OR (g) OF THE
                     SECURITIES EXCHANGE ACT OF 1934



                        Socket Communications, Inc.
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          (Exact name of Registrant as specified in its charter)


Delaware                                                        94-3155066
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(State of incorporation or organization              IRS Employer I.D. No.)



                   37400 Central Court, Newark, CA 94560
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                  (Address of principal executive offices)


Securities to be registered pursuant to Section 12(b) of the Act:

                                   None
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Securities to be registered pursuant to Section 12(g) of the Act:

                Common Stock, $0.001 par value per share
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If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates (if applicable): (File No. 33-91210-LA)






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Item 1.     Description of Registrant Securities to be Registered
            -----------------------------------------------------

            Incorporated by reference to the description of Common Stock contained in the Registrant's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on April 11, 1995 and the Registrant's Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on June 15, 1995.

Item 2.     Exhibits
            --------

            The following exhibits are filed as a part of this registration statement:

            1.1(1)   Specimen Common Stock Certificate
            2.1(2)   Certificate of Incorporation
            2.2(2)   Bylaws
            2.3(3)   Certificate of Designations of Preferences and Rights of
                     Series D Convertible Preferred Stock

(1) Incorporated by reference to exhibits filed with Company's
    Registration Statement on Form 8-A filed on April 11, 1995.
(2) Incorporated by reference to exhibits filed with Company's
    Registration Statement on Form SB-2 (File No. 33-91210-LA) filed on June 2, 1995 and declared effective on June 6, 1995.
(3) Incorporated by reference to exhibits filed with the Company's Form 10-QSB (File No. 001-13810) filed on November 13, 1998.

                                  SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:   July 10, 2000                      SOCKET COMMUNICATIONS, INC.


                                         By:   /s/ David W. Dunlap
                                               -------------------------
                                               David W. Dunlap
                                               Vice President, Finance and
                                               Administration, and
                                               Chief Financial Officer





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